UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2013

MeetMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)

On November 21, 2013, MeetMe, Inc. (the “Company”) dismissed Salberg & Company, P.A. (“Salberg”) as its independent registered public accounting firm effective November 21, 2013. The dismissal was approved by the audit committee (“Audit Committee”) of the Company’s board of directors.

During the fiscal years ended December 31, 2012 and 2011, Salberg’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and 2011, and subsequent periods through November 21, 2013, (i) there were no disagreements between the Company and Salberg on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Salberg, would have caused Salberg to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On November 22, 2013, the Company provided Salberg with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and requested that Salberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated November 22, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

On November 21, 2013, the Company engaged McGladrey LLP as its new independent registered public accounting firm beginning with the Company’s fiscal year ending December 31, 2013. The change in the Company’s independent registered public accounting firm was approved by the Audit Committee.

During the two most recent fiscal years and through November 21, 2013, neither the Company nor anyone on its behalf consulted with McGladrey LLP regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report; or (b) oral advice that McGladrey LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description
16.1	Letter re change in certifying accountant from Salberg & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEETME, INC.

Date: November 25, 2013	By: /s/ Geoffrey Cook Name: Geoffrey Cook Title: Chief Executive Officer